Exhibit 5.2

SIDLEY AUSTIN LLP 787 SEVENTH AVENUE NEW YORK, NY 10019 +1 212 839 5300 +1 212 839 5599 FAX AMERICA • ASIA PACIFIC • EUROPE

May 22, 2023

RenaissanceRe Holdings Ltd.

Renaissance House

12 Crown Lane

Pembroke HM 19

Bermuda

Re: Registration Statement on Form S-3

Ladies and Gentlemen:

We refer to the Registration Statement on Form S-3 (the “Registration Statement”) being filed by RenaissanceRe Holdings Ltd., a company organized under the laws of Bermuda (the “Company”), RenaissanceRe Finance Inc., a Delaware corporation (“RenaissanceRe Finance”), and RenaissanceRe Capital Trust II, a Delaware statutory business trust (the “Capital Trust”), with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the registration of an unlimited amount of:

(i) the Company’s common shares, $1.00 par value per share (the “Common Shares”);

(ii) the Company’s preference shares, $1.00 par value per share (the “Preference Shares”), which may be represented by depositary shares (the “Depositary Shares”);

(iii) debt securities of the Company (the “Company Debt Securities”), which may be unsecured senior debt securities (the “Company Senior Debt Securities”) and/or unsecured subordinated debt securities (the “Company Subordinated Debt Securities”);

(iv) debt securities of the RenaissanceRe Finance (the “Subsidiary Debt Securities”), which may be unsecured senior debt securities (the “Subsidiary Senior Debt Securities”) and/or unsecured subordinated debt securities (the “Subsidiary Subordinated Debt Securities”);

(i) warrants to purchase Common Shares, Preference Shares or Company Debt Securities (the “Warrants”);

(ii) Share Purchase Contracts (the “Share Purchase Contracts”), entitling or obligating the holders thereof to purchase from or sell to the Company and the Company to sell to or purchase from the holders thereof, Common Shares or Preference Shares at a future date or dates;

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(iii) Share Purchase Units (the “Share Purchase Units”), each representing ownership of a Share Purchase Contract and a Warrant;

(iv) preferred securities of the Capital Trust (the “Trust Preferred Securities”);

(v) a guarantee to be issued by the Company to holders of the Trust Preferred Securities (the “Guarantee”); and

(vi) a guarantee to be issued by the Company to holders of the Subsidiary Debt Securities (the “Subsidiary Debt Securities Guarantee”).

The Depositary Shares, the Company Debt Securities, the Subsidiary Debt Securities, the Warrants, the Share Purchase Contracts, the Share Purchase Units, the Trust Preferred Securities, the Guarantee and the Subsidiary Debt Securities Guarantee are collectively referred to herein as the “Securities.”

Unless otherwise specified in the applicable prospectus supplement:

(1) the Depositary Shares will be issued under a deposit agreement (a “Deposit Agreement”) between the Company and a depositary agent (the “Depositary Agent”);

(2) the Company Senior Debt Securities will be issued under the indenture, dated as of April 2, 2019 (the “Company Senior Indenture”), between the Company and Deutsche Bank Trust Company Americas (the “Company Senior Trustee”);

(3) the Subsidiary Senior Debt Securities will be issued under the indenture, dated as of June 29, 2017 (the “Subsidiary Senior Indenture”), among RenaissanceRe Finance, the Company and Deutsche Bank Trust Company Americas (the “Subsidiary Senior Trustee”);

(4) the Company Subordinated Debt Securities will be issued under one or more indentures (each, a “Company Subordinated Indenture”) to be entered into between the Company and a trustee (the “Company Subordinated Trustee”);

(5) the Subsidiary Subordinated Debt Securities will be issued under one or more indentures (each, a “Subsidiary Subordinated Indenture”) to be entered into between RenaissanceRe Finance and a trustee (the “Subsidiary Subordinated Trustee”);

(6) the Warrants will be issued under a warrant agreement (the “Warrant Agreement”) to be entered into between the Company and a warrant agent (the “Warrant Agent”);

(7) the Share Purchase Contracts will be issued under a share purchase contract agreement (the “Share Purchase Contract Agreement”), between the Company and a purchase contract agent (the “Share Purchase Contract Agent”);

(8) the Trust Preferred Securities will be issued under an amended and restated trust agreement (the “Trust Agreement”) to be entered into among the Capital Trust, the Company, as depositor, a property trustee (the “Property Trustee”), a Delaware trustee and certain administrative trustees;

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(9) the Guarantee will be issued under a guarantee agreement (the “Guarantee Agreement”) to be entered into between the Company and the Property Trustee; and

(10) Subsidiary Debt Securities Guarantee will be issued under a guarantee agreement (the “Subsidiary Debt Securities Guarantee Agreement”) to be entered into between the Company and a trustee;

in each case substantially in the form that has been or will be filed as an exhibit to the Registration Statement.

This opinion letter is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

We have examined the Registration Statement, the exhibits thereto, the Memorandum of Association of the Company, as amended to the date hereof (the “Charter”), the bye-laws of the Company, as amended to the date hereof (the “Bye-Laws”), the certificate of incorporation of RenaissanceRe Finance, as amended to the date hereof (the “RenaissanceRe Finance Charter”), the by-laws of RenaissanceRe Finance (the “RenaissanceRe Finance By-laws”), the certificate of trust of the Capital Trust (the “Certificate of Trust”), the trust agreement of the Capital Trust, as amended to the date hereof (the “Trust Agreement”), and the resolutions (the “Resolutions”) adopted by the board of directors (the “Board”) of the Company, and RenaissanceRe Finance and by the Capital Trust relating to the Registration Statement. We have also examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and statements of the Company, RenaissanceRe Finance, the Capital Trust and others, and have examined such questions of law, as we have considered relevant and necessary as a basis for this opinion letter. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of all persons and the conformity with the original documents of any copies thereof submitted to us for examination. As to facts relevant to the opinions expressed herein, we have relied without independent investigation or verification upon, and assumed the accuracy and completeness of, certificates, letters and oral and written statements and representations of public officials and officers and other representatives of the Company, RenaissanceRe Finance and the Capital Trust.

Based on and subject to the foregoing and the other limitations, qualifications and assumptions set forth herein, we are of the opinion that:

1. The Depositary Shares covered by the Registration Statement will entitle the holders thereof to the rights specified in the Depositary Shares and the Deposit Agreement relating to the Depositary Shares when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to the Depositary Shares and the series of Preference Shares underlying such Depositary Shares shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Deposit Agreement shall have been duly authorized, executed and delivered by the Company and duly executed and delivered by the Depositary named in the Deposit Agreement; (iv) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the Charter, the Bye-Laws and the Resolutions establishing the designations, preferences, rights, qualifications, limitations or restrictions of such series of Preference Shares underlying such

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Depositary Shares and authorizing the issuance and sale of such series of Preference Shares; (v) certificates representing the series of Preference Shares underlying such Depositary Shares shall have been duly executed, countersigned and registered and duly delivered against payment of the agreed consideration therefor in an amount not less than the par value thereof or, if any shares of such series of Preference Shares are to be issued in uncertificated form, the Company’s books shall reflect the issuance of such shares in accordance with the applicable definitive purchase, underwriting or similar agreement upon payment of the agreed consideration therefor in an amount not less than the par value thereof; and (vi) the depositary receipts evidencing Depositary Shares shall have been duly executed and delivered by the Depositary in the manner set forth in the Deposit Agreement and in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

2. Each issue of Warrants covered by the Registration Statement will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such issue of Warrants and the Common Shares, Debt Securities or Preference Shares issuable upon exercise of such Warrants shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Warrant Agreement relating to such issue of Warrants shall have been duly authorized, executed and delivered by the Company and duly executed and delivered by the Warrant Agent named in the Warrant Agreement; (iv) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the Charter, the Bye-Laws and the Resolutions authorizing the execution and delivery of the Warrant Agreement and the issuance and sale of such issue of Warrants; (v) if such Warrants are exercisable for Common Shares, the Common Shares related thereto shall have been validly issued, fully paid and nonassessable; (vi) if such Warrants are exercisable for Debt Securities, the actions described in paragraph 3 or 5 below, as applicable, shall have been taken; (vii) if such Warrants are exercisable for Preference Shares, the Preference Shares related thereto shall have been validly issued, fully paid and nonassessable; and (viii) certificates representing such issue of Warrants shall have been duly executed, countersigned and issued in accordance with such Warrant Agreement and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

3. The Company Senior Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the Company Senior Indenture (including any necessary supplemental indenture) shall have been qualified under the Trust Indenture Act of 1939, as amended (the “TIA”); (ii) a prospectus supplement with respect to such series of Company Senior Debt Securities shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Company Senior Indenture shall have been duly authorized, executed and delivered by the Company and the Company Senior Trustee; (iv) all necessary corporate action shall have been taken by the

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Company to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Company Senior Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such Company Senior Debt Securities and the Company Senior Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of Company Senior Debt Securities as contemplated by the Senior Indenture; (v) a supplemental indenture or officers’ certificate establishing the form and terms of such series of Company Senior Debt Securities shall have been duly executed and delivered by the Company and the Senior Trustee (in the case of such a supplemental indenture) or by duly authorized officers of the Company (in the case of such an officers’ certificate), in each case in accordance with the provisions of the Charter, the Bye-Laws, final resolutions of the Board or a duly authorized committee thereof and the Senior Indenture; and (vi) the certificates evidencing the Company Senior Debt Securities of such series shall have been duly executed and delivered by the Company, authenticated by the Company Senior Trustee and issued, all in accordance with the Charter, the Bye-Laws, final resolutions of the Board or a duly authorized committee thereof, the Company Senior Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of the Company Senior Debt Securities of such series, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

4. The Subsidiary Senior Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of RenaissanceRe Finance when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the Subsidiary Senior Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) a prospectus supplement with respect to such series of Subsidiary Senior Debt Securities shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Subsidiary Senior Indenture shall have been duly authorized, executed and delivered by RenaissanceRe Finance and the Subsidiary Senior Trustee; (iv) all necessary corporate action shall have been taken by RenaissanceRe Finance to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Subsidiary Senior Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such Subsidiary Senior Debt Securities and the Subsidiary Senior Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of Subsidiary Senior Debt Securities as contemplated by the Subsidiary Senior Indenture; (v) a supplemental indenture or officers’ certificate establishing the form and terms of such series of Subsidiary Senior Debt Securities shall have been duly executed and delivered by RenaissanceRe Finance and the Subsidiary Senior Trustee (in the case of such a supplemental indenture) or by duly authorized officers of RenaissanceRe Finance (in the case of such an officers’ certificate), in each case in accordance with the provisions of the RenaissanceRe Finance Charter, RenaissanceRe Finance By-laws, and final resolutions of the Board or a duly authorized committee thereof and the Subsidiary Senior Indenture; and (vi) the certificates evidencing the Subsidiary Senior Debt Securities of such series shall have been duly executed and delivered by RenaissanceRe Finance, authenticated by the Subsidiary Senior Trustee and issued, all in accordance with the RenaissanceRe Finance

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Charter, RenaissanceRe Finance By-laws, and final resolutions of the Board or a duly authorized committee thereof, the Subsidiary Senior Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of the Subsidiary Senior Debt Securities of such series, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

5. The Company Subordinated Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the Subordinated Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) a prospectus supplement with respect to such series of Company Subordinated Debt Securities shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Subordinated Indenture shall have been duly authorized, executed and delivered by the Company and the Company Subordinated Trustee; (iv) all necessary corporate action shall have been taken by the Company to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Company Subordinated Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such Company Subordinated Debt Securities and the Company Subordinated Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of Company Subordinated Debt Securities as contemplated by the Company Subordinated Indenture; (v) a supplemental indenture or officers’ certificate establishing the form and terms of such series of Company Subordinated Debt Securities shall have been duly executed and delivered by the Company and the Company Subordinated Trustee (in the case of such a supplemental indenture) or by duly authorized officers of the Company (in the case of such an officers’ certificate), in each case in accordance with the provisions of the Charter, the Bye-Laws, final resolutions of the Board or a duly authorized committee thereof and the Company Subordinated Indenture; and (vi) the certificates evidencing the Company Subordinated Debt Securities of such series shall have been duly executed and delivered by the Company, authenticated by the Company Subordinated Trustee and issued, all in accordance with the Charter, the Bye-Laws, final resolutions of the Board or a duly authorized committee thereof, the Subordinated Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of the Company Subordinated Debt Securities of such series, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

6. The Subsidiary Subordinated Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of RenaissanceRe Finance when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the Subordinated Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) a prospectus supplement with respect to such series of Subsidiary Subordinated Debt Securities shall have been filed with the SEC in compliance with the Securities Act and the rules

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and regulations thereunder; (iii) the Subsidiary Subordinated Indenture shall have been duly authorized, executed and delivered by RenaissanceRe Finance and the Subsidiary Subordinated Trustee; (iv) all necessary corporate action shall have been taken by RenaissanceRe Finance to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Subsidiary Subordinated Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such Subsidiary Subordinated Debt Securities and the Subsidiary Subordinated Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of Subsidiary Subordinated Debt Securities as contemplated by the Subsidiary Subordinated Indenture; (v) a supplemental indenture or officers’ certificate establishing the form and terms of such series of Subsidiary Subordinated Debt Securities shall have been duly executed and delivered by RenaissanceRe Finance and the Subsidiary Subordinated Trustee (in the case of such a supplemental indenture) or by duly authorized officers of RenaissanceRe Finance (in the case of such an officers’ certificate), in each case in accordance with the provisions of the RenaissanceRe Finance Charter, RenaissanceRe Finance By-laws, and final resolutions of the Board a duly authorized committee thereof and the Subsidiary Subordinated Indenture; and (vi) the certificates evidencing the Subsidiary Subordinated Debt Securities of such series shall have been duly executed and delivered by RenaissanceRe Finance, authenticated by the Subsidiary Subordinated Trustee and issued, all in accordance with the RenaissanceRe Finance Charter, RenaissanceRe Finance By-laws, and final resolutions of the Board or a duly authorized committee thereof, the Subsidiary Subordinated Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of the Subsidiary Subordinated Debt Securities of such series, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

7. The Share Purchase Contracts will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Share Purchase Contracts shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Share Purchase Contract Agreement relating to such Share Purchase Contracts shall have been duly authorized, executed and delivered by the Company and duly executed and delivered by the Share Purchase Contract Agent named in the Share Purchase Contract Agreement; (iv) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the Charter, the Bye-Laws and the Resolutions authorizing the execution, delivery, issuance and sale of such Share Purchase Contracts; (v) if such Share Purchase Contracts relate to the issuance and sale of Common Shares, the Common Shares related thereto shall have been validly issued, fully paid and nonassessable (vi) if such Share Purchase Contracts relate to the issuance and sale of Preference Shares, the Preference Shares related thereto shall have been validly issued, fully paid and nonassessable; and (vii) certificates representing such Share Purchase Contracts shall have been duly executed, countersigned and registered in accordance with the Share Purchase Contract Agreement and shall have been duly delivered to the purchasers thereof in accordance with the Share Purchase Contract Agreement against payment of the agreed consideration therefor.

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8. The Share Purchase Units will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Share Purchase Units shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the Charter, the Bye-Laws and the Resolutions authorizing the execution, delivery, issuance and sale of such Share Purchase Units; and (iv) certificates representing such Share Purchase Units shall have been duly executed, countersigned and registered and shall have been duly delivered to the purchasers thereof in accordance with the applicable definitive purchase, underwriting or similar agreement against payment of the agreed consideration therefor.

9. The Guarantee will constitute a validly issued and binding obligation of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the Guarantee Agreement shall have been qualified under the TIA; (ii) a prospectus supplement with respect to the Guarantee and the Trust Preferred Securities to which the Guarantee relates shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the Charter, the Bye-Laws and the Resolutions authorizing the issuance of the Guarantee; (iv) the Guarantee Agreement shall have been duly authorized, executed and delivered by the Company and shall have been duly executed and delivered by the Property Trustee; and (v) the Trust Preferred Securities to which the Guarantee relates shall have been duly issued as set forth in paragraph 11 below.

10. The Subsidiary Debt Securities Guarantee will constitute a validly issued and binding obligation of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the Subsidiary Debt Securities Guarantee Agreement shall have been qualified under the TIA; (ii) a prospectus supplement with respect to the Subsidiary Debt Securities Guarantee and the Subsidiary Debt Securities to which the Subsidiary Debt Securities Guarantee relates shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the Charter, the Bye-Laws and the Resolutions authorizing the issuance of the Subsidiary Debt Securities Guarantee; (iv) the Subsidiary Debt Securities Guarantee Agreement shall have been duly authorized, executed and delivered by the Company and shall have been duly executed and delivered by RenaissanceRe Finance; and (v) the Subsidiary Debt Securities to which the Subsidiary Debt Securities Guarantee relates shall have been duly issued as set forth in paragraph 4 or 6 above.

11. The Trust Preferred Securities will constitute validly issued beneficial interests in the assets of the Capital Trust whose owners will have no further obligation to make payments to the Capital Trust or its creditors or contributions to the Capital Trust or its creditors solely by reason of the owners’ ownership of Trust Preferred Securities, when: (i) the Registration

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Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act the Trust Agreement shall have been qualified under the TIA; (ii) a prospectus supplement with respect to the Trust Preferred Securities shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Trust Agreement shall have been duly executed and delivered by each of the parties thereto; (iv) the terms of the Trust Preferred Securities shall have been established in accordance with the Trust Agreement; and (v) the Trust Preferred Securities shall have been duly executed and authenticated and issued in accordance with the Trust Agreement, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor; provided that the holders of the Trust Preferred Securities may be obligated, pursuant to the Trust Agreement, to (i) provide indemnity and/or security in connection with, and pay taxes or governmental charges arising from, transfers of Trust Preferred Securities and (ii) provide security and indemnity in connection with the requests of, or directions to, the Property Trustee to exercise its rights and powers under the Trust Agreement.

Our opinions are subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief. Our opinion is also subject to (i) provisions of law which may require that a judgment for money damages rendered by a court in the United States of America be expressed only in United States dollars, (ii) requirements that a claim with respect to any Company Debt Securities or Subsidiary Debt Securities or other obligations that are denominated or payable other than in United States dollars (or a judgment denominated or payable other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (iii) governmental authority to limit, delay or prohibit the making of payments outside of the United States of America or in a foreign currency.

For the purposes of this letter, we have assumed that, at the time of the issuance, sale and delivery of any of the Securities:

(i) the Securities being offered will be issued and sold as contemplated in the Registration Statement and the prospectus supplement relating thereto;

(ii) the execution, delivery and performance by the Company, RenaissanceRe Finance, or the Capital Trust of the Deposit Agreement, the Company Senior Indenture, the Subsidiary Senior Indenture, the Subsidiary Subordinated Indenture, the Company Subordinated Indenture, the Warrant Agreement, the Share Purchase Contract Agreement, the Trust Agreement, the Subsidiary Debt Securities Guarantee Agreement and the Guarantee Agreement, as applicable, and the issuance sale and delivery of the Securities, the Common Shares and the Preference Shares will not (A) contravene or violate the Charter or Bye-Laws, (B) violate any law, rule or regulation applicable to the Company, RenaissanceRe Finance or the Capital Trust, (C) result in a default under or breach of any agreement or instrument binding upon the Company, RenaissanceRe Finance or the Capital Trust or any order, judgment or decree of any court or governmental authority applicable to the Company, RenaissanceRe Finance or the Capital Trust,

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or (D) require any authorization, approval or other action by, or notice to or filing with, any court or governmental authority (other than such authorizations, approvals, actions, notices or filings which shall have been obtained or made, as the case may be, and which shall be in full force and effect);

(iii) the authorization thereof by the Company, RenaissanceRe Finance or the Capital Trust, as the case may be, will not have been modified or rescinded, and there will not have occurred any change in law affecting the validity, legally binding character or enforceability thereof;

(iv) the Charter and the Bye-laws, each as currently in effect, will not have been modified or amended and will be in full force and effect;

(v) the RenaissanceRe Finance Charter and the RenaissanceRe Finance By-laws, each as currently in effect, will not have been modified or amended and will be in full force and effect; and

(vi) the Certificate of Trust and the Trust Agreement, each as currently in effect, will not have been modified or amended and will be in full force and effect; and

(vii) the Company, RenaissanceRe Finance or the Capital Trust, as applicable, shall have duly expressed the terms of such Security and duly authorized the issuance and sale of such Security and such authorization shall not have been modified or rescinded.

We have further assumed that each Warrant Agreement, each Deposit Agreement, each Share Purchase Contract and/or Share Purchase Units, the Company Senior Indenture, the Subsidiary Senior Indenture, each indenture supplement to the Company Senior Indenture, each indenture supplement to the Subsidiary Senior Indenture, the Company Subordinated Indenture, a Subsidiary Subordinated Indenture, each supplement to the Company Subordinated Indenture, each supplement to a Subsidiary Subordinated Indenture, the Guarantee Agreement and the Subsidiary Debt Securities Guarantee Agreement will be governed by the laws of the State of New York, and that the Trust Agreement will be governed by the laws of the State of Delaware.

With respect to each instrument or agreement referred to in or otherwise relevant to the opinions set forth herein (each, an “Instrument”), we have assumed, to the extent relevant to the opinions set forth herein, that (i) each party to such Instrument (if not a natural person) was duly organized or formed, as the case may be, and was at all relevant times and is validly existing and in good standing under the laws of its jurisdiction of organization or formation, as the case may be, and had at all relevant times and has full right, power and authority to execute, deliver and perform its obligations under such Instrument; (ii) such Instrument has been duly authorized, executed and delivered by each party thereto; and (iii) such Instrument was at all relevant times and is a valid, binding and enforceable agreement or obligation, as the case may be, of, each party thereto.

We have also assumed that no event has occurred or will occur that would cause the release of (i) the Guarantee by the Company under the terms of the Guarantee Agreement or (ii) the Subsidiary Debt Securities Guarantee by the Company under the terms of the Subsidiary Debt Securities Guarantee Agreement.

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This opinion letter is limited to the laws of the State of New York (excluding the securities laws of the State of New York). We express no opinion as to the laws, rules or regulations of any other jurisdiction, including, without limitation, the federal laws of the United States of America or any state securities or blue sky laws.

We hereby consent to the filing of this opinion letter as an Exhibit to the Registration Statement and to all references to our Firm included in or made a part of the Registration Statement. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act.

Very truly yours,

/s/ Sidley Austin LLP